UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

TREND INNOVATIONS HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc.

5348 Vegas Drive

Las Vegas, Nevada 89108

702-509-1747

 (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company (X)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ( )

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 1.01	Entry Into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2023, Trend Innovations Holding Inc. (the “Company”) and Kenneth L. Waggoner entered into an Executive Compensation Agreement pursuant to which Mr. Waggoner was retained as Chief Executive Officer.

In consideration for serving as CEO, Mr. Waggoner will receive an annual base salary of $720,000 payable in shares of common stock of the Company (the “CEO Shares”), which shall be increased to $1,440,000 upon the Company up-listing to a national exchange. The CEO Shares will be paid on a quarterly basis at the beginning of each quarter, prorated for partial quarters. The number of CEO Shares will be issued on a quarterly basis and shall be determined by dividing $180,000 (which is the quarterly pay for three months) by the Company’s 20-day VWAP.

Mr. Waggoner has 45 years of experience in management, business, operations, and law. Mr. Waggoner started his career as an attorney in private practice. From 1986 to 2003, he was senior partner with Brobeck, Phleger and Harrison. From 2003 to 2005, Mr. Waggoner served as the Vice President and General Counsel of Chevron’s global downstream operations. Mr. Waggoner served as the Chief Executive Officer, President and General Counsel of PharmaCyte Biotech, Inc. between 2013 and 2022. During that time, he was also the Chairman of the Board. Mr. Waggoner received his Juris Doctorate with honors in 1973 from Loyola University School of Law in Los Angeles.

Natalija Tunevic resigned as CEO of the Company but will continue to serve as President and a director of the Company.

The above offers and sales of the CEO Shares were made to Mr. Waggoner, an accredited investor, and the Company relied upon the exemptions contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), with regards to the sales. No advertising or general solicitation was employed in offerings the securities. The offer and sale were made to an accredited investor and transfer of the securities was restricted by the Company in accordance with the requirements of the 1933 Act.

The foregoing is only a brief description of the material terms of the above corporate actions and agreements, and does not purport to be a complete description of the rights and obligations of the parties under those agreements, and such descriptions are qualified in their entirety by reference to the agreements which are filed as exhibits to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Compensation Agreement between Trend Innovations Holding Inc. and Kenneth L. Waggoner dated April 20, 2023

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 24, 2023	TREND INNOVATIONS HOLDING INC.

	By:	/s/	Natalija Tunevic
		Name:	Natalija Tunevic
		Title:	President, Secretary and Director